COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

Supplement dated January 3, 2013 to the Prospectuses dated April 30, 2012 (the “Prospectus”)

for

Advantage IV, Preferred Plus and Horizon Variable Annuity Contracts

AllianceBerstein Variable Products Series Fund has announced it will suspend the sales of AllianceBernstein Small Cap Growth Portfolio to new investors as of January 31, 2013 (the “Close Date”).  As a result of this announcement, the Company has determined to close the sub-account of Separate Account A that invests in the Portfolio (the “Sub-Account”), to new payments and transfers as of the Close Date.  After the Close Date, the Company will not accept any payments or transfer instructions that include allocations to the Sub-Account.

If you currently have Accumulated Value allocated to the Sub-Account as of the Close Date, such funds may remain invested in the Sub-Account until you transfer the funds to other investment options.  However, if you transfer funds out of the Sub-Account after the Close Date, you will not be able to transfer back. The closing of the Sub-Account to new payments and transfers does not affect the other investment options that are currently available under your Contract.

If you currently have a Future Payment Allocation (“FPA”) that is directed to the Sub-Account, you will be required to change your allocation.  After the Close Date, the company will not accept any payments that include allocations to the Sub-Account.

If you currently have in effect an Automatic Account Rebalancing (“AAR”) program that is directed to the Sub-Account, the program will terminate as of the Close Date.  However, you may establish a new program using the other Sub-Accounts that are available under your contract.

For contract holders whose automated payment features (AAR and FPA) are impacted by the above Sub-Account closing, new forms are included in order to make the necessary changes to your allocations.

You may also contact the Service Center at 1-800-457-8803 to establish a new FPA or AAR program.

If you should have any questions, please call 1-800-457-8803 for assistance.  This Supplement should be retained with your Prospectus for future reference.

* * *

CwA Advantage IV, CwA Preferred Plus and CwA Horizon